KERR-McGEE CORPORATION


                        POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in his capacity as a director of the Company does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.




                                (John J. Murphy)
                                 John J. Murphy, Director

                     KERR-McGEE CORPORATION

                        POWER OF ATTORNEY



     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in his capacity as a director of the Company does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.




                                (Bennett E. Bidwell)
                                 Bennett E. Bidwell, Director

                     KERR-McGEE CORPORATION

                        POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in his capacity as a director of the Company does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.




                                (John J. Nevin)
                                 John J. Nevin, Director

                     KERR-McGEE CORPORATION

                        POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in his capacity as a director of the Company does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.




                                (Robert S. Kerr, Jr.)
                                 Robert S. Kerr, Jr., Director

                     KERR-McGEE CORPORATION

                        POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in his capacity as a director of the Company does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.




                               (William C. Morris)
                                William C. Morris, Director

                     KERR-McGEE CORPORATION

                        POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in his capacity as a director of the Company does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.




                               (E. H. Clark, Jr.)
                                E. H. Clark, Jr., Director

                     KERR-McGEE CORPORATION

                        POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in his capacity as a director of the Company does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.




                               (Martin C. Jischke)
                                Martin C. Jischke, Director

                     KERR-McGEE CORPORATION

                        POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in her capacity as a director of the Company does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.



                               (Farah M. Walters)
                                Farah M. Walters, Director

                     KERR-McGEE CORPORATION

                        POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10K for the year ended December 31, 1994 (the "Form 10K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents;

     NOW THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint John C. Linehan, his true and lawful attorney-in-fact and agent with power to act and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, as said attorney or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. The said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1995.




                                (F. A. McPherson)
                                 F. A. McPherson, Chairman of the
                                 Board and Chief Executive Officer
                                 and Director